                                                                   EXHIBIT 10(c)

                          PLEDGE AND SECURITY AGREEMENT

                                    (K2 Inc.)

     This Pledge and Security Agreement is entered into as of March 25, 2003, by and between K2 Inc., a Delaware corporation (together with its successors and assigns, the "Debtor"), and Bank One, NA, a national banking association having its principal office in Chicago, Illinois, in its capacity as contractual representative (in such capacity, the "Agent") for the Lenders party to the Credit Agreement referred to below.

                                    RECITALS:

     A. The Debtor and certain of its Subsidiaries, the Agent, and the Lenders are parties to that certain Credit Agreement, dated concurrently herewith (as it may be amended, restated, or otherwise modified from time to time, including all exhibits and schedules thereto, the "Credit Agreement").

     B. The Debtor is entering into this Pledge and Security Agreement (as it may be amended, restated, or otherwise modified from time to time, the "Security Agreement") in order to induce the Lenders to enter into the Credit Agreement and the other Loan Documents and to make Credit Extensions to the Borrowers under the Credit Agreement.

     NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Security Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Debtor and the Agent, for the benefit of the Agent and the Lenders, hereby agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

     Section 1.1 Terms Defined in Credit Agreement. Terms defined in the Credit Agreement, wherever used in this Security Agreement unless otherwise defined herein, shall have the same meanings in this Security Agreement as are specified in the Credit Agreement.

     Section 1.2 Terms Defined in the Uniform Commercial Code. Terms defined in the UCC which are not otherwise defined in this Security Agreement are used herein as defined in the UCC.

     Section 1.3 Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the Recitals hereto, the Credit Agreement, and the UCC, the following terms shall have the following meanings:

          "Account" means any account (as defined in the UCC) and any other rights to payment for a sale or lease and delivery of goods or rendition of services, whether or not earned by performance, and "Accounts" means all of the foregoing.

PLEDGE AND SECURITY AGREEMENT - Page 1

     "Article" means a numbered article of this Security Agreement, unless another document is specifically referenced.

     "Chattel Paper" means chattel paper (as defined in the UCC) and includes electronic chattel paper (as defined in the UCC).

     "Collateral" means all of the Debtor's Accounts, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property (provided that with respect to any Capital Stock of any Foreign Subsidiary owned by the Debtor, the amount of such Capital Stock included in the Collateral shall be limited to the maximum amount thereof equal to 65.0% of the issued and outstanding Capital Stock of such Foreign Subsidiary), Deposit Accounts, and Other Collateral, wherever located, in which the Debtor now has or hereafter acquires any right or interest, and the proceeds (including Stock Rights) and products thereof, including, but not limited to, insurance proceeds and products thereof, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials, General Intangibles, and records related thereto, and all accessions to, substitutions for and replacements and products of any of the foregoing.

     "Collection Account" means each blocked bank account or bank account associated with a lockbox, established for the account of the Debtor at a bank acceptable to the Debtor and the Agent, to which the funds of the Debtor (including proceeds of Receivables and other Collateral) are deposited or credited, and which is maintained in the name of the Agent or the Debtor, as the Agent may determine, on terms acceptable to the Agent.

     "Commercial Tort Claims" means commercial tort claims (as defined in the UCC) and, with respect to the Debtor, includes those currently existing commercial tort claims of the Debtor set forth on Schedule 1.3.

     "Control" has the meaning specified in Article 8 or, if applicable, in Sections 9-104, 9-105, 9-106, and 9-107 of Article 9 of the UCC.

     "Copyright Security Agreement" means a security agreement, in a form satisfactory to the Agent, pursuant to which the Debtor grants to the Agent, for the benefit of the Agent and the Lenders, a security interest in the copyrights and the copyright licenses of the Debtor for purposes of recording such security interest with any copyright office of a governmental authority.

     "Deposit Accounts" means deposit accounts (as defined in the UCC).

     "Documents" means documents (as defined in the UCC) and includes documents of title and receipts covering, evidencing, or representing Goods.

PLEDGE AND SECURITY AGREEMENT - Page 2

     "Equipment" means equipment (as defined in the UCC) and includes machinery, machine tools, motors, equipment, furniture, furnishings, fixtures, embedded software, data processing hardware and software, motor vehicles and other rolling stock, parts, aircraft, dies, tools, jigs, and office equipment, rights and interests with respect thereto under any leases of such property (including options to purchase), and any other tangible personal property (excluding Inventory), together with all present and future attachments, improvements, additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties, and rights with respect thereto.

     "Exhibit" refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

     "Fixtures" means fixtures (as defined in the UCC).

     "Foreign Subsidiary" means any Subsidiary of the Debtor organized in a country other than the U.S.

     "General Intangibles" means, with respect to any Person (the "subject Person"), general intangibles (as defined in the UCC) and includes: (a) Intellectual Property together with all proprietary information, formulae, processes, compounds, goodwill, drawings, and customer lists; (b) books, records, route lists, blueprints, surveys, reports, specifications, registrations, tax refunds, tax refund claims, data, plans, manuals, operating standards, computer software, Software, computer tapes, computer disks, source codes, object codes, and rights to retrieve data and other information from third parties; (c) contract rights, including those relating to (i) Deposit Accounts or other bank accounts, (ii) commodity contracts or any other contract for the future purchase or sale of a commodity which has been entered into with a commodity intermediary, and (iii) commodity accounts which are maintained with a commodities intermediary; (d) rights to demand payment and performance under letters of credit and similar agreements, including Letter-of-Credit Rights, guarantees, claims, security interests, or other security; (e) choses in action and causes of action, whether arising in contract, tort, or otherwise and whether or not currently in litigation and judgments in favor of the subject Person, including Commercial Tort Claims; (f) rights and claims under warranties and indemnities; (g) rights under any insurance, surety, or similar contract or arrangement; (h) Payment Intangibles; (i) rights to payment or amounts payable from or with respect to any Plan or other employee benefit plan; (j) rights and claims against shippers and carriers; (k) rights to indemnification and business interruption insurance and proceeds thereof; (l) rights to property, casualty, or any similar type of insurance and any proceeds thereof; (m) insurance covering the lives of key employees on which the subject Person is a beneficiary; (n) monies due under any royalty or licensing agreement; (o) insurance premium rebates; (p) rights to receive dividends, distributions, cash, Instruments, and other property in respect of or in exchange for pledged equity interests or Investment

PLEDGE AND SECURITY AGREEMENT - Page 3

Property; and (q) other assets and liabilities, however arising, which are due to the subject Person from, or are due from the subject Person to, any Affiliate of the subject Person.

     "Goods" means goods (as defined in the UCC) and includes embedded software and computer programs to the extent included in goods.

     "Instruments" means instruments (as defined in the UCC) and includes promissory notes, drafts, bills of exchange, and trade acceptances.

     "Intellectual Property" means licenses, franchises, permits, designs, inventions, patents, patent rights, copyrights, copyright rights, works which are the subject matter of copyrights, trademarks, trade names, trade styles, corporate names, company names, business names, fictitious business names, service marks, logos, other business identifiers, and prints and labels upon which any of the foregoing appear, trade secret rights, patent, service mark, copyright and trademark applications, registrations, licenses and rights thereunder, income, awards, royalties, damages, profits, payments relating to or payable under any of the foregoing, extensions, modifications, substitutions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, all rights to sue for past, present, and future infringements of any of the foregoing, and all other rights and benefits under any of the foregoing throughout the world, and, with respect to the Debtor, includes those patents, trademarks, copyrights, patent licenses, trademark licenses, and copyright licenses set forth on Schedule 5.24 of the Credit Agreement.

     "Inventory" means inventory (as defined in the UCC) and includes Goods, merchandise, and other personal property, wherever located and whether or not in transit, which are or may at any time be held for sale or lease, furnished under any contract of service, or held as raw materials, work in process, finished goods, supplies, or material used or consumed in a Person's business, and all such property the sale or other disposition of which has given rise to any Account, and which has been returned to or repossessed or stopped in transit or which is or might be used in connection with the manufacture, packing, shipping, advertising, selling, or finishing of such Goods, merchandise, and other personal property, returned or repossessed Goods, and documents of title or documents representing the same.

     "Investment Property" means investment property (as defined in the UCC) and includes all Securities, whether certificated or uncertificated, securities accounts, commodity contracts and accounts, securities entitlements, and all other units, shares, partnership interests, membership interests, equity interests, rights, or other equivalent evidences of ownership (howsoever designated) issued by any Person, and, with respect to the Debtor, includes all Capital Stock of any Affiliate at any time owned by the Debtor.

     "Letter-of-Credit Rights" means letter-of-credit rights (as defined in the UCC) and includes any rights to payment or performance under a Letter of Credit, whether or not the beneficiary has demanded or is entitled to demand payment or performance.

PLEDGE AND SECURITY AGREEMENT - Page 4

     "Other Collateral" means any Property of the Debtor, other than real Property, not included within the defined terms Accounts, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Fixtures, General Intangibles, Goods, Instruments, Inventory,

     Investment Property, and Deposit Accounts, including all cash, money, cash equivalents, Securities, Letters of Credit, Stock Rights, Letter-of-Credit Rights, Deposit Accounts or other deposits (general or special, time, or demand, provisional or final), credits, or balances with the Agent, any Lender, any bank, or other financial institution, it being intended that the definition of Collateral herein shall include all Property of the Debtor, other than real Property.

     "Patent Security Agreement" means a security agreement in a form satisfactory to the Agent pursuant to which the Debtor grants to the Agent, for the benefit of the Agent and the Lenders, a security interest in the patents and the patent licenses of the Debtor for purposes of recording such security interest with any patent office of a governmental authority.

     "Payment Intangibles" means payment intangibles (as defined in the UCC).

     "Receivables" means Accounts, Chattel Paper, Documents, Investment Property, Instruments or Pledged Deposits, Payment Intangibles, and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.

     "Schedule" refers to a specific schedule to this Security Agreement, unless another document is specifically referenced.

     "Section" means a numbered section of this Security Agreement, unless another document is specifically referenced.

     "Security" means security (as defined in Article 8 of the UCC).

     "Software" means software (as defined in the UCC), other than software embedded in any category of Goods, and any computer programs and any supporting information provided in connection with a transaction related to any computer program.

     "Stock Rights" means, with respect to any Person (the "subject Person"), any securities, dividends, or other distributions and any other right or Property which the subject Person shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for, or in exchange for any Securities or other ownership interests in a corporation, partnership, joint venture, limited liability company, or other business entity constituting Collateral, and any Securities, any right to receive Securities, and any right to receive earnings, in which the subject Person now has or hereafter acquires any right, issued by an issuer of such securities.

     "Trademark Security Agreement" means a security agreement in a form satisfactory to the Agent pursuant to which the Debtor grants to the Agent, for the benefit


PLEDGE AND SECURITY AGREEMENT - Page 5
of the Agent and the Lenders, a security interest in the trademarks and the trademark licenses of the Debtor for purposes of recording such security interest with the trademark office of any governmental authority.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. The words "include", "includes", and "including" shall be deemed to be followed by the phrase "without limitation". Any definition of or reference to any agreement or other documentation herein shall be construed as referring to such agreement or documentation as from time to time the same may be amended or otherwise modified. All references to statutes and regulations shall include any amendments of the same and any successor statutes and regulations.

                                   ARTICLE 2

                           GRANT OF SECURITY INTEREST

     Section 2.1 To secure the prompt and complete payment and performance of the Obligations (whether at stated maturity, by acceleration, or otherwise), for the benefit of the Agent and the Lenders, the Debtor hereby pledges to the Agent, assigns to the Agent, and grants to the Agent, for the benefit of the Agent and the Lenders, a continuing security interest in, lien on, and right of set-off against all of the Debtor's right, title, and interest in and to the Collateral, whether now owned or hereafter arising or acquired and wherever located.

                                   ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

     To induce the Agent and the Lenders to enter into this Security Agreement and the Credit Agreement, the Debtor represents and warrants to the Agent and the Lenders that:

     Section 3.1 Title to, Liens on, and Sale and Use of Collateral. The Debtor has(a) good and valid rights in or the power to transfer all of the Collateral,
(b)title to all of the Collateral with respect to which the Debtor has purported to grant a Lien hereunder, free and clear of all Liens except for Permitted Liens, and (c) full power and authority to grant to the Agent the Lien in the Collateral pursuant hereto. The execution and delivery by the Debtor of this Security Agreement creates a Lien in the Collateral in favor of the Agent, for the benefit of the Agent and the Lenders, which is enforceable against the Debtor in all now owned and hereafter acquired Collateral. Upon the filing of appropriate financing statements and any necessary filings with the United States Patent and Trademark Office or the United States Copyright Office, the Agent's Liens in the Collateral will not be subject to any prior Lien except for Permitted Liens to the extent and as permitted by the Credit Agreement. The Debtor will use, store, and maintain the Collateral with all reasonable care and will use such Collateral for lawful purposes only.

     Section 3.2 Type and Jurisdiction of Organization. Schedule 3.2 correctly identifies the Debtor's name as of the date hereof as it appears in official filings in the jurisdiction of its incorporation or other organization and the jurisdiction in which the Debtor is incorporated or organized. The Debtor has only one jurisdiction of incorporation or organization. Within the

PLEDGE AND SECURITY AGREEMENT - Page 6
last four completed calendar months prior to the date hereof the Debtor has not had any other jurisdiction of incorporation or organization except as disclosed on Schedule 3.2.

     Section 3.3 Locations of Equipment, Fixtures, and Inventory. As of the date of this Security Agreement, all of the Debtor's Inventory, Equipment, Fixtures, and other tangible Collateral are located solely at the locations described in
Schedule 3.3. All of such locations are owned by the Debtor except for locations
(a) which are leased by the Debtor as lessee and designated as such in Schedule
3.3 and (b) at which Collateral is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Schedule 3.3. Schedule 3.3 correctly identifies the landlords or mortgagees, if any, of each of the Debtor's locations identified in Schedule 3.3. Except for the Persons identified on Schedule 3.3 who hold Collateral in the capacity designated thereon and any other Person hereafter identified pursuant to Section 4.1(g), no Person other than the Agent has possession or control of any of the Collateral. Schedule 3.3 includes a complete and correct description of all real Property on which any of the Debtor's fixtures are located as of the date hereof. Schedule 3.3 includes a complete and correct description of all the following as of the date hereof: (i) all equipment for which a certificate of title has been issued, (ii) all vessels documented under Chapter 121, Title 46, United States Code (the Ship Mortgage
Act) or for which an application for documentation is pending, and (iii) all aircraft.

     Section 3.4 Deposit, Commodity, and Securities Accounts. Other than the Agent or as otherwise consented to by the Agent, no Person other than the Debtor has Control over any Investment Property or any Deposit Accounts.

     Section 3.5 Accounts, Chattel Paper, and Letters of Credit. The names of the obligors, amounts owing, due dates, and other information with respect to the Accounts, Chattel Paper, and Letters of Credit owned or held by the Debtor are and will be correctly stated in all records of the Debtor relating thereto and in all invoices and reports with respect thereto furnished to the Agent by the Debtor from time to time. As of the time when each Account, each item of Chattel Paper, or each Letter of Credit arises, the Debtor shall be deemed to have represented and warranted that such Account, Chattel Paper, or Letter of Credit as the case may be, and all records relating thereto, are genuine, valid, and complete and in all respects what they purport to be. As of the time when each Account arises, the Debtor shall have been deemed to have represented and warranted that (a) such Account represents a bona fide sale or lease and delivery of goods by the Debtor, or rendition of services by the Debtor, in the ordinary course of the Debtor's business, (b) such Account is for a liquidated amount payable by the Account Debtor thereon on the terms set forth in the invoice therefor or in the schedule thereof delivered to the Agent, without any offset, deduction, defense, or counterclaim except those known to the Debtor and disclosed to the Agent and the Lenders pursuant to the Credit Agreement and this Security Agreement, (c) no payment will be received with respect to any Account, and no credit, discount, or extension or any agreement therefor, will be granted on any Account, except as reported to the Agent and the Lenders in Borrowing Base Certificates delivered in accordance with the Credit Agreement and this Security Agreement, (d) each copy of an invoice delivered to the Agent by the Debtor will be a genuine copy of the original invoice sent to the Account Debtor named therein, (e) all goods described in any invoice representing a sale of goods will have been delivered to the Account Debtor and all services of the Debtor described in each invoice will

PLEDGE AND SECURITY AGREEMENT - Page 7
have been performed, and (f) all goods evidenced by Chattel Paper are and will be owned by the Debtor free and clear of all Liens other than Permitted Liens. As of the date hereof, all of the Debtor's Chattel Paper and Letters of Credit are described on Schedule 3.5 No Person has possession or control of any of the Debtor's Chattel Paper, Letters of Credit or Letter-of-Credit Rights except as disclosed pursuant to Section 3.5.

     Section 3.6 Intellectual Property. This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of this Security Agreement or each Copyright Security Agreement with the United States Copyright Office and each Patent Security Agreement and Trademark Security Agreement with the United States Patent and Trademark Office and the filing of appropriate financing statements pursuant to the UCC, perfected Liens in favor of the Agent in the Intellectual Property of the Debtor, and such perfected Liens are enforceable as such against any and all creditors of and purchasers of the Debtor.

     Section 3.7 Filing Requirements. None of the Collateral is of a type for which Liens may be perfected by filing under any federal statute except for (a) the vehicles, aircraft, vessels, and equipment described in Schedule 3.3 and
(b)patents, trademarks, and copyrights held by the Debtor and described in
Schedule 5.24 of the Credit Agreement.

     Section 3.8 No Financing Statements. As of the date of this Security Agreement,no financing statement describing all or any portion of the Collateral naming the Debtor as debtor which has not lapsed, been terminated or been otherwise subordinated in writing to the Agent's Liens (pursuant to a subordination agreement in form and substance satisfactory to the Agent) has been filed in any jurisdiction except financing statements naming the Agent as the secured party and financing statements with respect to Permitted Liens.

     Section 3.9 Delivery of Collateral. Except with respect to cash or as otherwise consented to by the Agent, the Debtor has delivered to the Agent all Collateral the possession of which is necessary to perfect the security interest of the Agent therein and all certificates of title evidencing ownership of Equipment.

     Section 3.10 Inventory. All of the Debtor's Inventory is and will be held for sale or lease, or be furnished in connection with the rendition of services, in the ordinary course of the Debtor's business, and is and will be fit for such purposes.

     Section 3.11 Equipment. All of the Debtor's Equipment is and will be used or held for use in the Debtor's business, and is and will be fit for such purposes.

     Section 3.12 Documents and Letter-of-Credit Rights. All of the Debtor's (a) Documents and Letter-of-Credit Rights describing, evidencing, or constituting Collateral, and all signatures and endorsements thereon, are and will be complete, valid, and genuine and (b) Goods evidenced by such Documents and Letter-of-Credit Rights are and will be owned by the Debtor free and clear of all Liens other than Permitted Liens.

     Section 3.13 Pledged Securities and Other Investment Property. Schedule
3.13 sets forth a complete and accurate list of the Instruments. Each of the Instruments set forth on Schedule 3.13 is owned by the Debtor, free and clear of any Liens, except for the Liens granted to

PLEDGE AND SECURITY AGREEMENT - Page 8
the Agent hereunder and Permitted Liens. The Debtor further represents and warrants that (a) all Instruments set forth on Schedule 3.13 and all Securities and other Investment Property set forth on Schedule 5.29 of the Credit Agreement which are shares of stock in a corporation or ownership interests in a partnership or limited liability company have been (to the extent such concepts are relevant with respect to any such Instrument, Security, and other Investment Property) duly and validly issued, are fully paid and non-assessable and (b) with respect to any certificates delivered to the Agent representing an ownership interest in a partnership or limited liability company, either such certificates are Securities as defined in Article 8 of the UCC of the applicable jurisdiction as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, the Debtor has so informed the Agent so that the Agent may take steps to perfect its Lien therein as a General Intangible.

                                    ARTICLE 4

                                    COVENANTS

     The Debtor covenants and agrees with the Agent that until the Obligations are paid and performed in full, all commitments under the Credit Agreement have expired or have been terminated and no Facility LC issued thereunder remains outstanding:

     Section 4.1 General.

          (a) Inspection. The Debtor will deliver to the Agent any instrument necessary for the Agent to obtain records from any service bureau maintaining records for the Debtor. The Agent may, at any time when a Default exists and at the Debtor's expense, require the Debtor to deliver copies of the Debtor's books and records to the Agent. The Agent may, without expense to the Agent, use such of the Debtor's personnel, supplies, and premises as may be reasonably necessary for maintaining or enforcing the Agent's Liens in the Collateral. The Agent may, at any time, in the Debtor's name, the Agent's name, or in the name of a nominee of the Agent communicate with the Debtor's Account Debtors, parties to contracts, and obligors in respect of Instruments to verify with such Persons, to the Agent's satisfaction, the validity, existence, amount, terms, or any other matter relating to the Receivables, Inventory, or other Collateral, by mail, telephone, or otherwise. If a Default exists, the Debtor, at its own expense, shall cause the independent certified public accountants then engaged by the Debtor to, at the Agent's request, prepare and deliver to the Agent and each Lender at any time and from time to time promptly upon the Agent's request the following reports with respect to the Debtor: (i) a reconciliation of Accounts; (ii) an aging of Accounts; (iii) trial balances; and (iv) a test verification of Accounts. The Debtor, at its own expense, shall deliver to the Agent the results of each physical verification, if any, which the Debtor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

          (b) Third Parties in Possession of Collateral. The Debtor will not permit any third Person (including any warehouseman, bailee, agent, consignee or processor) (other than a third Person holding any Collateral as of the Closing Date) to hold any Collateral, unless the Debtor shall:
     (i) notify the Agent fifteen (15) days prior to the Debtor's

PLEDGE AND SECURITY AGREEMENT - Page 9
     placement of Collateral with such third Person; (ii) notify such third Person of the security interests created hereby; (iii) instruct such third Person to hold all such Collateral for the Agent's account subject to the Agent's instructions; and (iv) take all other actions the Agent reasonably deems necessary to perfect and protect its and the Debtor's interests in such Collateral pursuant to the requirements of the UCC of the applicable jurisdiction where the warehouseman, bailee, consignee, agent, processor, or other third Person is located, including, without limitation, (A) the filing of a financing statement in the proper jurisdiction naming the applicable third Person as debtor and the Debtor as secured party and notifying the third Person's secured lenders of the Debtor's interest in such Collateral before the third Person receives possession of the Collateral in question and (B) as provided by the Credit Agreement, obtaining waivers or subordinations of Liens from landlords or mortgagees and acknowledgments of the Agent's Liens from warehousemen, bailees, consignees, agents, processors, or other third Persons that such third Persons hold such Collateral for the benefit of Agent.

          (c) Records and Reports; Notification of Default. The Debtor will maintain complete and accurate books and records with respect to the Collateral, and furnish to the Agent, with sufficient copies for each of the Lenders, such reports relating to the Collateral as the Agent shall from time to time request. The Debtor will give prompt notice in writing to the Agent and the Lenders of the occurrence of any development, financial or otherwise, which might materially and adversely affect the Collateral, including, without limitation, of any (i) Lien (other than a Permitted
     Lien) asserted against the Collateral, (ii) any infringement, misappropriation, or dilution by a third party of any Intellectual Property, (iii) any abandonment or dedication, or adverse determination or development regarding the Debtor's ownership of any Intellectual Property rights, or (iv) any other claim made or asserted in writing against the Collateral.

          (d) Financing Statements and Other Actions; Defense of Title. The Debtor hereby irrevocably authorizes the Agent to file, and if requested will execute and deliver to the Agent, any financing statements and amendments thereto that (i) indicate the Collateral (A) as "all assets" or "all personal property" of the Debtor, or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC, or (B) as being of an equal or lesser scope or with greater detail, and (ii) contain any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment and other documents and take such other actions as may from time to time be requested by the Agent in order to maintain a first perfected security interest in and, if applicable, Control of, the Collateral. The Debtor ratifies its authorization for the Agent to file any like financing statements or amendments thereto if filed prior to the date hereof. The Debtor will take any and all actions necessary to defend title to the Collateral against all Persons and to defend the Liens of the Agent in the Collateral and the priority thereof against any Lien not expressly permitted hereunder. The Debtor acknowledges that it is not authorized to file any financing statement or amendment or assignment or release or termination statement with respect to any financing statement filed by the Agent or any Lender in connection with this Security Agreement or any other Loan Document without the prior written consent of the Agent and agrees that it will not do so

PLEDGE AND SECURITY AGREEMENT - Page 10
     without the prior written consent of the Agent, subject to the Debtor's rights under Section 9-509(d)(2) of the UCC.

          (e) Disposition of Collateral. The Debtor will not sell, license, lease, transfer, or otherwise dispose of any of the Collateral, or any right, title, or interest therein, except as specifically permitted pursuant to Section 6.18 of the Credit Agreement. The inclusion of proceeds in the Collateral shall not be deemed to constitute the Agent's or the Lenders' consent to any sale or other disposition of the Collateral except as expressly permitted herein.

          (f) Liens. The Debtor will not create, incur, or suffer to exist, and will defend the Collateral against, and take such other action as necessary to remove any Lien on the Collateral except (i) the Liens created by this Security Agreement and (ii) Permitted Liens.

          (g) Change in Corporate Existence; Type or Jurisdiction of Organization; Location; Name. The Debtor will not:

               (i) change its name, jurisdiction of organization, or corporate structure in any manner that might make any financing statement filed in connection with this Security Agreement or any other Loan Document seriously misleading or its U.S. employer or federal tax identification number or organizational identification number;

               (ii) change its place of business (if it has only one) or its chief executive office (if it has more than one place of business) to a location other than a location specified on Schedule 5.2 of the Credit Agreement;

               (iii) (A) have any Inventory, Equipment, Fixtures, or any other tangible Collateral or proceeds or products thereof (other than Inventory and proceeds thereof disposed of as permitted by Section 4.1(e)) at (or in transit to) a location other than a location specified in Schedule 3.3 or (B) otherwise change or add to any of the locations listed for it on Schedule 3.3; and

               (iv) change its mailing address,

unless it shall have given the Agent not less than fifteen (15) days prior written notice of such event or occurrence and the Agent shall have taken all action (with the cooperation of the Debtor to the extent necessary or advisable) necessary to properly maintain the validity, perfection, and priority of the Liens of the Agent in the Collateral.

          (h) Other Financing Statements. The Debtor will not sign or authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral, except as may be required in connection with any Permitted Lien.

PLEDGE AND SECURITY AGREEMENT - Page 11

     Section 4.2 Receivables.

          (a) Re-dating Invoices; Sales on Extended Terms. The Debtor will not re-date any invoice or sale or make sales on extended dating beyond that customary in the Debtor's business or extend or modify any Receivable. If the Debtor becomes aware of any matter affecting any Account or the Account Debtor therefor, including information regarding the Account Debtor's creditworthiness, the Debtor will, in accordance with the Credit Agreement, exclude such Account from Eligible Accounts and so advise the Agent.

          (b) Certain Agreements on Receivables. The Debtor will not make or agree to make any discount, credit, rebate, or other reduction (excluding any volume discounts, prompt payment discounts and credits, promotional rebates, co-op advertising rebates, volume rebates, "early paid discounts", mark-down discounts, defective product allowances, new store discounts, warranty allowances, pricing discount, freight program and other similar discounts, rebates, and reductions) in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof, except that, if no Default is in existence, the Debtor may reduce the amount of any Receivable arising from the sale of Inventory in accordance with its present policies and in an amount not in excess of $1,000,000 of the original amount owing on such Receivable.

          (c) Evidence of Receivables. The Debtor will not accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Receivable in an amount in excess of $100,000 without the Agent's prior written consent. If the Agent consents to the acceptance of any such note or other instrument, it shall be considered as evidence of the Receivable and not payment thereof, and the Debtor will promptly deliver such note or instrument to the Agent appropriately endorsed. Regardless of the form of presentment, demand, notice of dishonor, protest, and notice of protest with respect thereto, the Debtor will remain liable thereon until such note or other instrument is paid in full.

          (d) Delivery of Invoices. During the existence of any Default, the Debtor will deliver to the Agent upon its request duplicate invoices with respect to each Receivable bearing such language of assignment as the Agent may specify.

          (e) Disclosure of Disputes and Claims on Receivables. The Debtor will notify the Agent promptly of all disputes and claims asserted in writing and in excess of $1,000,000 with any Account Debtor and settle, contest, or adjust such disputes and claims at no expense to the Agent or any Lender; provided that no discount, credit, or allowance shall be granted to any such Account Debtor without the Agent's prior written consent, other than discounts, credits, and allowances made or given in the ordinary course of the Debtor's business, including the discounts, credits, and allowances permitted under Section 2.4(b) above, when no Default exists. The Debtor shall promptly deliver to the Agent a copy of each credit memorandum in excess of $1,000,000 and shall, to the extent requested by the Agent, deliver to the Agent a copy of each other credit memorandum. All such credits shall promptly be reported on Borrowing Base

PLEDGE AND SECURITY AGREEMENT - Page 12

     Certificates submitted by the Debtor. The Debtor agrees that the Agent may, during the existence of a Default, abandon any Receivable or settle or adjust disputes and claims directly with customers or Account Debtors of the Debtor for amounts and upon terms which the Agent considers advisable and, in all cases, the Agent will credit the Obligations with only the net amounts received by the Agent in payment of any Receivables.

          (f) Returns. If an Account Debtor returns any Inventory to the Debtor when no Default exists, then the Debtor shall promptly determine the reason for such return and shall issue a credit memorandum to the Account Debtor in the appropriate amount. The Debtor shall promptly report to the Agent any return involving an amount in excess of $1,000,000 and shall report all returns to the Agent with each Borrowing Base Certificate. Each such report shall indicate the reasons for the returns and the locations and condition of the returned Inventory. In the event any Account Debtor returns Inventory to the Debtor when a Default exists, the Debtor will: (i) hold the returned Inventory in trust for the Agent; (ii) segregate all returned Inventory from all of its other property; (iii) dispose of the returned Inventory solely according to the Agent's written instructions; and (iv) not issue any credits or allowances with respect thereto without the Agent's prior written consent. All returned Inventory shall remain subject to the Agent's Liens created in this Security Agreement. Whenever any Inventory is returned, the related Receivable will be deemed ineligible and the Borrowing Base will be adjusted accordingly.

     Section 4.3 Inventory and Equipment.

          (a) Maintenance of Goods. The Debtor will cause its Inventory and Equipment to be used and operated in a good and workmanlike manner, in accordance with applicable laws and in a manner which will not make void or cancelable any insurance with respect to such Inventory and Equipment. The Debtor will not permit any Equipment to become a Fixture or an accession to other personal property, unless the Agent has a valid, perfected, and first priority Lien in such real or personal Property. The Debtor will not, without the Agent's prior written consent, alter or remove any identifying symbol or number on the Debtor's Equipment.

          (b) Acquisition, Sale, and Production of Inventory. The Debtor will not, without the Agent' prior written consent, (i) acquire or accept any Inventory on consignment or approval or (ii) sell any Inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase and return basis. The Debtor agrees that all of its Inventory will be produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder.

          (c) Perpetual Inventory Reporting System. The Debtor will maintain a perpetual inventory reporting system at all times. The Debtor will conduct a physical count of its Inventory at least once each Fiscal Year, and at such other times as the Agent requests during the existence of a Default, and shall promptly supply the Agent with a copy of such count accompanied by a report of the value of such Inventory (valued at the lower of cost, on a first-in, first-out basis, or market value).

PLEDGE AND SECURITY AGREEMENT - Page 13

          (d) Titled Equipment and Vehicles; Vessels; and Aircraft. The Debtor will give the Agent notice of the Debtor's acquisition of any (i) equipment for which a certificate of title has been issued, (ii) vessel subject to the Ship Mortgage Act of 1920, (iii) aircraft, or (iv) vehicle covered by a certificate of title and at the Agent's request will take all action deemed necessary or desirable by the Agent to create, perfect, and protect the Agent's interest in such Collateral with the priority required by the Credit Agreement.


     Section 4.4 Instruments, Securities, Chattel Paper, Documents and Deposits of Money. The Debtor will (a) deliver to the Agent immediately upon execution of this Security Agreement the originals of all Securities (accompanied by stock powers executed in blank) and negotiable Documents constituting Collateral (if any then exist), (b) hold in trust for the Agent upon receipt and immediately thereafter deliver to the Agent any Securities (accompanied by stock powers executed in blank) and negotiable Documents constituting Collateral received after the date hereof, (c) deliver to the Agent upon the Agent's request the originals of all Chattel Paper and Instruments constituting Collateral, and (d) deliver to the Agent all deposits of money which are evidenced by certificates included in the Collateral endorsed in blank, marked with such legends and assigned as the Agent shall specify. If the Debtor retains possession of any Chattel Paper, Securities, negotiable Documents, or Instruments with the Agent's consent, such Chattel Paper, Securities, negotiable Documents, or Instruments shall be marked with the following legend: "This writing and the obligations and interests evidenced hereby are subject to the security interest of Bank One, NA, in its capacity as contractual representative (the "Agent") for the lending institutions party to that certain Credit Agreement dated as of March 25, 2003 among K2 Inc. and certain of its subsidiaries, the Agent, and the lending institutions party thereto (the "Lenders"), for the benefit of the Agent and the Lenders, pursuant to that certain Pledge and Security Agreement dated March 25, 2003 between K2 Inc. and the Agent."

     Section 4.5 Uncertificated Securities and Certain Other Investment Property. The Debtor will not open any new commodity or security account or otherwise utilize any such account other than the accounts identified on
Schedule 5.29 of the Credit Agreement unless the Debtor shall have given the Agent fifteen (15) days prior written notice thereof and shall have taken all action deemed necessary by the Agent to cause its Liens therein to be perfected with the priority required by the Credit Agreement. The Debtor will permit the Agent from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Investment Property not represented by certificates which are Collateral to mark their books and records with the legend set forth in Section 4.4 and the numbers and face amounts of all such uncertificated securities or other types of Investment Property not represented by certificates and all rollovers and replacements therefor. The Debtor will take any actions necessary to cause (a) the issuers of uncertificated securities which are Collateral and which are Securities and (b) any financial intermediary which is the holder of any Investment Property, to cause the Agent to have and retain Control over such Securities or other Investment Property. Without limiting the foregoing, the Debtor will, with respect to Investment Property held with a financial intermediary, cause such financial intermediary to enter into an authenticated control agreement with the Agent in form and substance satisfactory to the Agent.

PLEDGE AND SECURITY AGREEMENT - Page 14

     Section 4.6 Stock and Other Ownership Interests.

          (a) Changes in Capital Structure of Issuers. Except as permitted by the Credit Agreement, the Debtor will not (i) permit or suffer any issuer of privately held Capital Stock constituting Collateral to dissolve, liquidate, or retire any of its Capital Stock, reduce its capital or merge or consolidate with any other entity or (ii) vote any of the Instruments, Securities or other Investment Property in favor of any of the foregoing.

          (b) Issuance of Additional Securities. The Debtor will not permit or suffer the issuer of privately held Capital Stock constituting Collateral to issue any such securities or other ownership interests, any right to receive the same, or any right to receive earnings, except to the Debtor. The Debtor hereby pledges and agrees to deliver to the Agent, immediately upon its acquisition thereof, any and all shares of Capital Stock, notes, or other Securities or Instruments (including any of the same received from a Subsidiary created or acquired after the date hereof; provided that the Debtor shall not be required to pledge more than 65.0% of the ownership interests issued by any Foreign Subsidiary) and agrees that all such shares of Capital Stock, notes or other Securities or Instruments shall for all purposes hereunder constitute Collateral.

          (c) Registration of Pledged Securities and other Investment Property. During the existence of any Default, the Debtor will, upon the request of the Agent, permit any registerable Collateral to be registered in the name of the Agent or its nominee.

          (d) Exercise of Rights in Pledged Securities and other Investment Property. During the existence of a Default and upon written notice thereof to the Debtor, the Debtor will permit the Agent or its nominee, to exercise all voting and corporate rights relating to the Collateral, including, without limitation, exchange, subscription, or any other rights, privileges, or options pertaining to any Capital Stock constituting Collateral and the Stock Rights as if the Agent were the absolute owner thereof. The Debtor will not vote or consent, waive, or ratify any action which would (i) be inconsistent with or violate any provision of the Credit Agreement, this Security Agreement, or any other Loan Document or (ii) amend, modify, or waive any material term, provision, or condition of the Organization Certificate or Management Agreement (other than as may be expressly permitted by the Credit Agreement) relating to, evidencing, providing for the issuance of, or securing any such Investment Property, in any manner that would impair such Investment Property, the transferability thereof, or the Agent's Liens thereto.

     Section 4.7 Intellectual Property. If the Debtor obtains any new registered Intellectual Property or rights thereto or becomes entitled to the benefit of any Intellectual Property, the Debtor shall give to the Agent written notice thereof within twenty (20) days of the end of each calendar month, and shall execute and deliver, in form and substance satisfactory to the Agent, a Copyright Security Agreement, Patent Security Agreement, or Trademark Security Agreement, as applicable, describing any such new registered Intellectual Property. The Debtor shall: (a) prosecute diligently any copyright, patent, trademark, or license application at any time pending which is necessary for the conduct of its business; (b) make application on all new copyrights, patents, and trademarks as it may reasonably deem appropriate; (c) preserve and maintain all rights in its Intellectual Property that are necessary for the conduct of the Debtor's

PLEDGE AND SECURITY AGREEMENT - Page 15
business; and (d) use its best efforts to obtain any consents, waivers, or agreements necessary to enable the Agent to exercise its remedies with respect to the Debtor's Intellectual Property. The Debtor shall not abandon any pending copyright, patent, or trademark application, or copyright, patent, trademark, or any other Intellectual Property which is necessary for the conduct of its business without the prior written consent of the Agent. The Debtor shall not, without the Agent's consent, amend or otherwise modify, to the extent such amendment or modification would impair the Liens of the Agent in the Collateral, any trademark license, copyright license, or patent license.

     Section 4.8 Deposit Accounts. Upon the Agent's request, the Debtor will cause each bank or other financial institution with which the Debtor maintains any Deposit Account to enter into a Deposit Account Control Agreement. The Debtor will maintain its Deposit Accounts with one or more of the Lenders as provided in the Credit Agreement.

     Section 4.9 Letter-of-Credit Rights. The Debtor will promptly notify the Agent if the Debtor becomes the beneficiary of a Letter of Credit and upon the Agent's request, the Debtor will cause each issuer of such Letter of Credit, to consent to the assignment of the Letter-of-Credit Rights thereunder and direct all payments thereunder to a Collection Account.

     Section 4.10 Electronic Chattel Paper and Transferable Records. The Debtor will take all steps necessary to grant the Agent Control of all of the Debtor's Electronic Chattel Paper and "transferable records" (as defined in the Uniform Electronic Transactions Act).

     Section 4.11 Commercial Tort Claims. The Debtor will notify the Agent of any Commercial Tort Claim acquired by the Debtor after the date of this Security Agreement (and that the Debtor has elected to prosecute in the exercise of its business judgment) and will amend Schedule 1.3 and otherwise grant to the Agent a first priority perfected security interest in any such Commercial Tort Claim that arises after the date of this Security Agreement that relates to or arises out of the Collateral or the conduct of its business in relation thereto.

     Section 4.12 Further Assurances. At any time and from time to time, upon the request of the Agent, and at the Debtor's sole expense, the Debtor shall, promptly execute and deliver all such further documentation and take such further action as the Agent may deem necessary to preserve, perfect, and protect the Liens of the Agent in the Collateral and carry out the provisions and purposes of this Security Agreement and to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral.

                                    ARTICLE 5

                          REMEDIES; RIGHTS UPON DEFAULT

     Section 5.1 Remedies.

          (a) General. In addition to all other rights and remedies granted to the Agent under this Security Agreement, the Credit Agreement, the other Loan Documents, by applicable law, and under any other instrument or agreement securing, evidencing, or relating to any of the Obligations, if any Default exists, the Agent shall have all of the


PLEDGE AND SECURITY AGREEMENT - Page 16
     rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Debtor expressly agrees that in any such event the Agent, without demand of performance or other demand, advertisement, or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Debtor or any other Person (all and each of which demands, advertisements, and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law) may: (i) collect, receive, or take possession of any Collateral or any part thereof and for that purpose the Agent may enter upon any premises on which any Collateral is located and remove any Collateral therefrom or render such Collateral inoperable, and, in the event the Agent seeks to take possession of any or all of the Collateral by judicial process, the Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action; (ii) apply the balance of any Deposit Account of the Debtor held by any Lender to the Obligations; (iii) instruct any bank or other financial institution which is not a Lender and which holds any Deposit Account of the Debtor to pay the balance of such Deposit Account to the Agent for application to the Obligations; and/or (iv) sell, lease, license, assign, give an option to purchase, or otherwise dispose of and deliver any Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at the Agent's offices or elsewhere, for cash, on credit or for future delivery, on an "as is" and "with all faults" basis, with a disclaimer of all warranties (including warranties of title, possession, quiet enjoyment, and the like and all warranties of merchantability and fitness), and upon such other terms as the Agent may deem commercially reasonable or otherwise as may be permitted by applicable law. The Agent or any Lender shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof, free of any right or equity of redemption, which equity of redemption the Debtor hereby releases. The Agent shall have the right to conduct such sales on the Debtor's premises or elsewhere and shall have the right to use the Debtor's premises without charge for such time or times as the Agent deems necessary or advisable. Upon the request of the Agent, the Debtor shall within ten days (or within such longer number of days as the Agent may approve) (y) assemble the Collateral and (z) make the Collateral available to the Agent at any place or places designated by the Agent that are reasonably convenient to the Debtor and the Agent. Until the Agent is able to effect a sale, lease, or other disposition of the Collateral, the Agent shall have the right to hold or use the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Agent. The Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of the Collateral and to enforce any of the Agent's remedies (for the benefit of the Agent and the Lenders), with respect to such appointment without prior notice or hearing as to such appointment. The Debtor agrees that the Agent shall not be obligated to give more than ten days prior written notice of the time and place of any public sale or of the time after which any private sale may take place or other disposition of all or any part of the Collateral may be made and that such notice shall constitute reasonable notice of such matters; provided that no such

PLEDGE AND SECURITY AGREEMENT - Page 17
     notice shall be required with respect to any Collateral that is perishable, that threatens to decline speedily in value, or is of a type customarily sold on the recognized market. The Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of the sale of Collateral may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. The Debtor shall be liable for all expenses of retaking, holding, preparing for sale or the like, and all attorneys fees, legal expenses, and other costs and expenses incurred by the Agent in connection with the collection of the Obligations and the enforcement of the Agent's rights under this Security Agreement and arising as a result hereof. The Debtor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral applied to the Obligations are insufficient to pay the Obligations in full, including any attorneys fees or other expenses incurred by the Agent or any Lender to collect such deficiency. The Agent may apply the Collateral against the Obligations as provided in the Credit Agreement and when applying the Collateral against the Obligations. The Debtor waives all rights of marshaling, valuation, and appraisal in respect of the Collateral. Any proceeds received or held by the Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral shall be applied by the Agent against, the Obligations in the order provided by the Credit Agreement. Any surplus of such proceeds and interest accrued thereon, if any, held by the Agent and remaining after payment in full of the Obligations and the termination of all commitments and Facility LCs under the Credit Agreement shall be promptly paid over to the Debtor or to whomsoever may be lawfully entitled to receive such surplus. The Agent shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Security Agreement.

          (b) Agent's Name. The Agent may cause any or all of the Collateral held by it to be transferred into the name of the Agent or the name or names of the Agent's nominee or nominees.

          (c) Agent as Debtor. The Agent may exercise any and all of the rights and remedies of the Debtor under or in respect of the Collateral, including any and all rights to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Collateral and any and all voting rights and corporate powers in respect of the Collateral. The Debtor shall execute and deliver (or cause to be executed and delivered) to the Agent all such proxies and other documentation as the Agent may reasonably request for the purpose of enabling the Agent to exercise the voting and other rights which it is entitled to exercise pursuant to this clause (c) and to receive the dividends, interest, and other amounts which it is entitled to receive hereunder.

          (d) Collection of Money or Property. The Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

PLEDGE AND SECURITY AGREEMENT - Page 18

          (e) Government Approval. On any sale of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the Agent's opinion, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority. Such compliance will not be considered to adversely affect the commercial reasonableness of any sale of any Collateral.

          (f) License. For purposes of enabling the Agent to exercise its rights and remedies under this Section 5.1 and enabling the Agent and its successors and assigns to enjoy the full benefits of the Collateral in each case as the Agent shall be entitled to exercise its rights and remedies under this Section 5.1, the Debtor hereby (i) grants to the Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Debtor) to use, assign, license, or sublicense any of the Debtor's Intellectual Property, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and all computer programs used for the completion or printout thereof and further including in such license such rights of quality control and inspection as are reasonably necessary to prevent the trademarks included in such license from claims of invalidation and (ii) irrevocably agrees that the Agent may sell any of the Debtor's Inventory directly to any Person, including, without limitation, Persons who have previously purchased Inventory from the Debtor and in connection with any such sale or other enforcement of the Agent's rights under this Security Agreement, may sell Inventory which bears any trademark owned by or licensed to the Debtor and any Inventory that is covered by any copyright owned by or licensed to the Debtor and the Agent may finish any work in process and affix any trademark owned by or licensed to the Debtor and sell such Inventory as provided herein. This license shall also inure to the benefit of all successors, assigns, and transferees of the Agent.

          (g) Sales on Credit. If the Agent sells any of the Collateral on credit, the Debtor will be credited only with payments actually made by the purchaser, received by the Agent, and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Agent may resell the Collateral and the Debtor shall be credited with the proceeds of the sale.

          (h) Private Sales. The Debtor recognizes that the Agent may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the laws of any jurisdiction outside the U.S. or in the Securities Act of 1933, as amended from time to time (the "Securities Act") and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. The Debtor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall, to the extent permitted by applicable law, be deemed to have been made in a commercially reasonable manner. Neither the Agent nor any Lender shall be under any obligation to delay a sale of

PLEDGE AND SECURITY AGREEMENT - Page 19
     any of the Collateral for the period of time necessary to permit the issuer of such securities to register such securities under the laws of any jurisdiction outside the U.S., under the Securities Act or under any applicable state securities laws, even if such issuer would agree to do so. The Debtor further agrees to do or cause to be done, to the extent that it may do so under applicable law, all such other reasonable acts and things as may be necessary to make such sales or resales of any portion or all of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees, or awards of any and all courts, arbitrators, or governmental units, domestic or foreign, having jurisdiction over any such sale or sales, all at the Debtor's expense.

          (i) Commercial Reasonableness. Neither the Agent nor any Lender shall have any obligation to (i) clean-up or otherwise prepare the Collateral for sale if the Agent determines that it is not beneficial to do so or if its costs to do so outweigh the benefits expected to be received thereby, (ii) obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as the Debtor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession, or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Agent against risks of loss, collection, or disposition of Collateral or to provide to the Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Agent, to obtain the services of other brokers, investment bankers, consultants, and other professionals to assist the Agent in the collection or disposition of any of the Collateral. The Debtor acknowledges that the purpose of this Section 5.1(i) is to provide non-exhaustive indications of what actions or omissions by the Agent would not be commercially unreasonable in the Agent's exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 5.1(i). Without limiting the foregoing, nothing contained in this Section 5.1(i) shall be construed to grant any rights to the Debtor or to impose any duties on the Agent that would not have been granted or imposed by this Security Agreement or by applicable requirements of law and regulations in the absence of this Section 5.1(i).

PLEDGE AND SECURITY AGREEMENT - Page 20

                                   ARTICLE 6

                        WAIVERS, AMENDMENTS, AND REMEDIES

     Section 6.1 Waivers, Amendments, and Remedies. No delay, act, or omission of the Agent or any Lender to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or Unmatured Default, right, or remedy or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment, or other variation of the terms, conditions, or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Agent and the Debtor, subject to the terms of the Credit Agreement, and then only to the extent specifically set forth in such writing. No failure to exercise nor any delay in exercising on the part of the Agent or any Lender, any right, power, or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power, or privilege. All rights and remedies contained in this Security Agreement or by applicable law afforded shall be cumulative and may be exercised singly or concurrently, and all shall be available to the Agent and the Lenders until the Obligations have been paid in full.

                                   ARTICLE 7

                       COLLECTION OF RECEIVABLES; PAYMENTS

     Section 7.1 Collection Accounts; Blocked Accounts; Lockboxes. On or prior to the date hereof, the Debtor shall establish a lock-box service for collections of Receivables and other Collateral into a Collection Account pursuant to documentation in form and substance satisfactory to the Agent. The Debtor shall promptly and thereafter instruct all Account Debtors to make all payments directly to the address established for such lockbox service. If, notwithstanding such instructions, the Debtor receives any proceeds of Receivables or other Collateral, it shall receive such payments as the Agent's trustee, and shall promptly deposit such payments in a Collection Account or deliver such payments to the Agent in the form received, together with any endorsements, assignments, or agreements providing the Agent control, all in form and substance satisfactory to the Agent.

     Section 7.2 Agent's Sole Control. All collections of the Debtor or any other Person received in any lockbox or Collection Account or directly by the Debtor, the Agent, or any other Person on behalf of the Debtor or the Agent and all funds in any Collection Account or other account to which such collections are deposited, shall at all times be subject to the Liens of the Agent and subject to the Agent's sole control, and withdrawals by the Debtor shall not be permitted.

     Section 7.3 Collection of Receivables. During the existence of any Default, upon notice of the Agent, (a) the Debtor shall, and shall permit the Agent to, promptly notify the Account Debtors or obligors under the Debtor's Receivables of the Agent's interest therein and

PLEDGE AND SECURITY AGREEMENT - Page 21
direct such Account Debtors or obligors to make payment of all amounts then or thereafter due under the Receivables directly to the Agent and the Agent may charge the collection costs and expenses against the proceeds received pursuant to the terms of the Credit Agreement, (b) the Debtor shall execute and deliver to the Agent such documents as the Agent shall require to grant the Agent access to any post office box in which collections of Receivables and other Collateral are received, and (c) the Debtor shall thereafter hold in trust for the Agent all amounts and proceeds received by the Debtor with respect to any Collateral and promptly after receipt deliver to the Agent all such amounts and proceeds in the same form as so received, whether by cash, check, draft, or otherwise, with any necessary endorsements.


     Section 7.4 Cash Transactions. If sales of Inventory are made or services are rendered by the Debtor for cash, the Debtor shall promptly deliver, or cause to be delivered, to the Agent or deposit into a Collection Account the identical checks, cash, or other forms of payment which the Debtor receives.

     Section 7.5 Application of Proceeds. All payments, including immediately available funds, received by the Agent, including, without limitation, collections transferred to the Agent pursuant to this Article 7, shall be credited to the Obligations as provided by the Credit Agreement (conditional upon final collection) on the Business Day on which collected funds are received if such collected funds are received no later than 12:00 noon (Chicago, Illinois time) and otherwise such funds shall be deemed to have been received on the following Business Day. The proceeds of the Collateral shall be applied by the Agent to payment of the Obligations in the order required pursuant to the Credit Agreement.

                                   ARTICLE 8

                               GENERAL PROVISIONS

     Section 8.1 Debtor Remains Liable. Notwithstanding anything to the contrary contained herein: (a) the Debtor shall remain liable under the documentation included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed; (b) the exercise by the Agent of any of its rights or remedies hereunder shall not release the Debtor from any of its duties or obligations under such documentation; (c) the Agent shall not have any obligation or liability under any of such documentation included in the Collateral by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by the Agent or any Lender of any payment relating thereto; (d) the Agent shall not be obligated to perform any of the obligations of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder; and (e) neither the Agent nor any Lender shall be required or obligated in any manner to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any contract or license.

     Section 8.2 Possession; Reasonable Care. The Agent may, from time to time, in its sole discretion, appoint one or more agents to hold physical custody, for the account of the Agent, of any or all of the Collateral that the Agent has a right to possess. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its

PLEDGE AND SECURITY AGREEMENT - Page 22
possession if the
Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have any responsibility for: (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

     Section 8.3 Secured Party Performance of Debtor Obligations. Without having any obligation to do so, the Agent may perform any act or pay any amount which the Debtor has agreed to perform or pay in this Security Agreement or in any other Loan Document. The Debtor shall reimburse the Agent for any amounts paid by the Agent pursuant to this Section 8.3 and for any out-of-pocket costs and expenses the Agent incurs in connection with any action taken by it under this Security Agreement. The Debtor's obligation to reimburse the Agent pursuant to the preceding sentence (a) shall be included in the Obligations and shall be payable by the Debtor on demand, (b) may be charged to the Debtor as a Revolving Loan, and (c) shall be without prejudice to any right to assert a Default hereunder and to proceed thereafter as herein provided.

     Section 8.4 Authorization for Secured Party to Take Certain Action. The Debtor irrevocably constitutes and appoints the Agent and any officer of the Agent thereof, with full power of substitution, as its true and lawful attorney in-fact with full irrevocable power and authority in the name of the Debtor or in the Agent's own name, to take, any and all actions and to execute any and all documentation which the Agent deems necessary to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, the Debtor hereby gives the Agent the power and the right on the Debtor's behalf and in the Agent's own name to do any of the following, without notice to the Debtor and without the consent of the Debtor:

          (a) to the extent, if any, that the Debtor's authorization given in
     Section 4.1(d) is not sufficient, and without otherwise limiting such authorization, to file financing statements with or without the Debtor's signature as the Agent in its sole discretion may deem necessary to perfect and to maintain the perfection and priority of the Agent's Liens in the Collateral, and to execute on behalf of the Debtor as debtor such financing statements and amendments thereto and continuation statements which may require the Debtor's signature;

          (b) at any time when any of the following come into the Agent's or any Lender's possession, endorse or sign the Debtor's name on any checks, notes, drafts, acceptances, money orders, documents, or any other instruments for the payment of money under the Collateral or any policy of insurance;

          (c) to file a carbon, photographic, or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Agent's Liens in the Collateral;

PLEDGE AND SECURITY AGREEMENT - Page 23

          (d) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Collateral and which are Securities or with financial intermediaries holding other Investment Property as may be necessary or advisable to give the Agent Control over such Securities or other Investment Property;

          (e) to apply the proceeds of any Collateral received by the Agent to the Obligations as provided in Section 7.5;

          (f) to pay or discharge taxes, Liens, or other encumbrances levied or placed on or threatened against the Collateral;

          (g) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral;

          (h) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against customers, assignments, proxies, stock powers, verifications, and notices in connection with the Collateral;

          (i) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Agent may determine;

          (j) to add or release any guarantor, endorser, surety, or other party to any of the Collateral;

          (k) to do, at the Agent's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve, or maintain the Collateral and the Agent's Liens therein;

          (l) during the existence of a Default:

               (i) to (A) commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral (including any Liens or any supporting obligation securing or supporting the payment thereof), (B) defend any suit, action, or proceeding brought against the Debtor with respect to any Collateral, and (C) settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate, without discharging or otherwise affecting the liability of the Debtor for the Obligations or under the Credit Agreement or any other agreement now or hereafter existing between the Agent and/or any Lender and the Debtor;

PLEDGE AND SECURITY AGREEMENT - Page 24

               (ii) to notify post office authorities to change the address for delivery of mail of the Debtor to an address designated by the Agent and to receive, open, and dispose of mail addressed to the Debtor;

               (iii) to direct Account Debtors and any other Persons obligated on the Collateral to make payment of any and all monies due and to become due thereunder directly to, or otherwise render performance to or for the benefit of, the Agent or as the Agent shall direct and once such direction has been given to any Account Debtor or other Person obligated on the Collateral, the Debtor will not give any contrary instructions to such Account Debtor or other Person without the Agent's prior written consent;

               (iv) to complete in the Debtor's name or the Agent's name, any order, sale, or transaction, obtain the necessary Documents in connection therewith, and collect the proceeds thereof;

               (v) to clear Inventory through customs in the Debtor's name, the Agent's name, or the name of the Agent's designee, and to sign and deliver to customs officials powers of attorney in the Debtor's name for such purpose;

               (vi) to grant or issue any exclusive or nonexclusive license under or with respect to any of the Debtor's Intellectual Property (subject to the rights of third parties under pre-existing licenses);

               (vii) to endorse the Debtor's name on all applications and other documentation necessary or desirable in order for the Agent to use any of the Intellectual Property;

               (viii) to demand, sue for, collect, or receive, in the Debtor's name or in the Agent's own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral;

               (ix) to renew, extend, or otherwise change the terms and conditions of any of the Collateral;

               (x) to make, settle, compromise, or adjust any claims under or pertaining to any of the Collateral (including claims under any policy of insurance); and

               (xi) to sell, transfer, pledge, convey, make any agreement with respect to, or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes.

THIS POWER OF ATTORNEY IS A POWER COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL TERMINATION OF THE CREDIT AGREEMENT AND THE FULL AND IRREVOCABLE SATISFACTION OF THE OBLIGATIONS. The Debtor ratifies and approves all acts of such attorney. The Agent shall be under no duty to exercise or

PLEDGE AND SECURITY AGREEMENT - Page 25
withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to the Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Obligations shall not be affected by any failure of the Agent or any Lender to take any steps to perfect the Agent's Liens or to collect or realize upon the Collateral, nor shall any loss of or damage to the Collateral release the Debtor from any of the Obligations. Neither the Agent, nor any Lender, nor any Person designated by the Agent or any Lender shall be liable for any act or omission or for any error of judgment or any mistake of fact or law, except any of the same resulting from its or their gross negligence or willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve, maintain, and realize upon the Agent's Liens in the Collateral. The Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any Lien or supporting obligation given to secure the Collateral. The Debtor agrees to reimburse the Agent on demand for any payment made or any expense incurred by the Agent in connection with its rights, remedies, and powers under this Security Agreement. The authorization and appointment set forth in this Section 8.4 shall not relieve the Debtor of any of its liabilities and obligations under this Security Agreement or under the Credit Agreement.

     Section 8.5 Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Debtor for liquidation or reorganization, should the Debtor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of the Debtor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored, or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored, or returned.

     Section 8.6 Severability. Any provision of this Security Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Security Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 8.7 Specific Performance of Certain Covenants. The Debtor acknowledges and agrees that a breach of any of the covenants contained in
Section 4.1(e), Section 4.1(f), Section 4.4, Section 5.1, Section 8.9, or
Article 7 will cause irreparable injury to the Agent and the Lenders, that the Agent and Lenders have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Agent or the Lenders to seek and obtain specific performance of other obligations of the Debtor contained in this Security Agreement, that the covenants of the Debtor contained in the Sections and Article referred to in this Section 8.7 shall be specifically enforceable against the Debtor.

PLEDGE AND SECURITY AGREEMENT - Page 26

     Section 8.8 Dispositions Not Authorized. The Debtor is not authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1(e) and notwithstanding any course of dealing between the Debtor and the Agent or other conduct of the Agent, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.1(e)) shall be binding upon the Agent or the Lenders unless such authorization is in writing signed by the Agent.

     Section 8.9 Benefit of Security Agreement. The terms and provisions of this Security Agreement and all obligations of the Debtor hereunder shall be binding upon the successors and assigns of the Debtor (including any debtor-in-possession on behalf of the Debtor) and shall, together with the rights and remedies of the Agent, for the benefit of the Agent and the Lenders, inure to the benefit of the Agent and the Lenders, all future holders of any instrument evidencing any of the Obligations, and their respective successors and assigns. The Debtor shall not have the right to assign, sell, hypothecate, or otherwise transfer its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Agent. No sales of participations, other sales, assignments, transfers, or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to the Agent, for the benefit of the Agent and the Lenders.

     Section 8.10 Survival of Representations. All representations and warranties of the Debtor contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

     Section 8.11 Taxes and Expenses. Any taxes (including income taxes) payable or ruled payable by a governmental authority in respect of this Security Agreement shall be paid by the Debtor, together with interest and penalties, if any. The Debtor shall reimburse the Agent for any and all out-of-pocket expenses and internal charges (including reasonable attorneys, auditors, and accountants fees and reasonable time charges of attorneys, paralegals, auditors, and accountants who may be employees of the Agent) paid or incurred by the Agent in connection with the preparation, execution, delivery, administration, collection, and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation, or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by the Debtor in the performance of actions required pursuant to the terms hereof shall be borne solely by the Debtor.

     Section 8.12 Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

     Section 8.13 Termination. Subject to the terms of the Credit Agreement and
Section 8.5, this Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Obligations outstanding) until
(a) the Credit Agreement has terminated pursuant to its express terms, (b) all of the Obligations have been paid and performed in full and no commitments of the Agent or the Lenders which would give rise to any Obligations are outstanding, and (c) the satisfactory collateralization of all Facility LCs.

PLEDGE AND SECURITY AGREEMENT - Page 27

     Section 8.14 Entire Agreement. This Security Agreement embodies the entire agreement and understanding between the Debtor and the Agent relating to the Collateral and supersedes all prior agreements and understandings between the Debtor and the Agent relating to the Collateral.

     Section 8.15 Choice of Law. THIS SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF CALIFORNIA, BUT GIVING EFFECT TO APPLICABLE FEDERAL LAWS OF THE U.S

     Section 8.16 Consent to Jurisdiction. THE DEBTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT AND THE DEBTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT TO BRING PROCEEDINGS AGAINST THE DEBTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE DEBTOR AGAINST THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

     Section 8.17 Waiver of Jury Trial. THE DEBTOR AND THE AGENT EACH HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT, OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

     Section 8.18 Counterparts. This Security Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. This Security Agreement may be authenticated by manual signature or facsimile. A telecopy of any such executed counterpart shall be deemed valid as an original.

     Section 8.19 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

PLEDGE AND SECURITY AGREEMENT - Page 28

     Section 8.20 Benefit of the Lenders. All Liens granted or contemplated hereby shall be for the benefit of the Agent and the Lenders.

     Section 8.21 Indemnity. In any suit, proceeding, or action brought by the Agent or any Lender relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, the Debtor will save, indemnify, and keep the Agent and the Lenders harmless from and against all expense (including reasonable attorneys fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment, or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by the Debtor of any obligation thereunder or arising out of any other agreement, indebtedness, or liability at any time owing to, or in favor of, such obligor or its successors from the Debtor, except in the case of the Agent or any Lender, to the extent such expense, loss, or damage is attributable solely to the willful misconduct of the Agent or such Lender as finally determined by a court of competent jurisdiction. All such obligations of the Debtor shall be and remain enforceable against and only against the Debtor and shall not be enforceable against the Agent or any Lender.

                                   ARTICLE 9

                                    NOTICES

     Section 9.1 Sending Notices. Except as otherwise provided herein, any notice, demand, request, consent, approval, declaration, or other communication required or permitted to be given under this Security Agreement shall be sent (and deemed received) in the manner and to the addresses set forth in Article 13 of the Credit Agreement.

                                   ARTICLE 10

                                    THE AGENT

     Section 10.1 The Agent. The Agent has been appointed contractual representative for the Lenders hereunder pursuant to Article 10 of the Credit Agreement. It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Agent hereunder is subject to the terms of the delegation of authority made by the Lenders to the Agent pursuant to the Credit Agreement, and that the Agent has agreed to act (and any successor Agent shall act) as such hereunder only on the express conditions contained in Article 10 of the Credit Agreement. Any successor Agent appointed pursuant to Article 10 of the Credit Agreement shall be entitled to all the rights, interests, and benefits of the Agent hereunder.

                  [Remainder of Page Intentionally Left Blank]

PLEDGE AND SECURITY AGREEMENT - Page 29

         IN WITNESS WHEREOF, the Debtor and the Agent have executed this Security Agreement as of the date first above written.

                        AGENT:

                        BANK ONE, NA

                        By:
                             ----------------------------------------------
                        Name:
                             ----------------------------------------------
                        Title:
                             ----------------------------------------------


                        DEBTOR:

                        K2 INC.

                        By:
                           -------------------------------------------------
                           John J. Rangel
                           Senior Vice President - Finance




PLEDGE AND SECURITY AGREEMENT - Page 30

                                  SCHEDULE 1.3
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                             Commercial Tort Claims

     None.

SCHEDULE 1.3 TO PLEDGE AND SECURITY AGREEMENT - Page 1

                                  SCHEDULE 3.2
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                      Type and Jurisdiction of Organization



                                                    Prior Jurisdiction of Incorporation/
                     Jurisdiction of Incorporation/              Organization
 Name of Debtor             Organization                       [last 4 months]
----------------   ------------------------------   ----------------------------------
K2 Inc.                      Delaware                                 N/A
----------------   ------------------------------   ----------------------------------





SCHEDULE 3.2 TO PLEDGE AND SECURITY AGREEMENT - Page 1

                                  SCHEDULE 3.3
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                                    Locations

     I. Locations of Collateral:

         A. Leased or Owned Locations:


                                                                                                 Name and Address of Landlord or
Name of Debtor    Street Address        City       State   Zip Code    County      Lease/                Mortgagee of
                                                                                    Own                Premises (if any)
-------------- --------------------- ------------  ------ ---------- -----------  -------- ----------------------------------------
K2 Inc.        4900 South Eastern     Los Angeles  CA     90040      Los Angeles  N/A      N/A
               Ave., #200
-------------- ---------------------  -----------  ------ ---------- -----------  -------- ----------------------------------------
K2 Inc.        2051 Palomar Airport   Carlsbad     CA     92009      San Diego    Lease    MG Palomar, LLC
               Road                                                                        2051 Palomar Airport Road, Suite 200
                                                                                           Carlsbad, CA 92009
                                                                                           Attn: Blake Fennell
-------------- ---------------------  -----------  ------ ---------- ----------- --------- ----------------------------------------
K2 Inc.        6850 Central Park      Lincolnwood  IL     60712      Cook        Lease     First Industrial, L.P.
                                                                                           First Industry Realty Trust, Inc. 9450 W.
                                                                                           Bryn Mawr, Suite 150
                                                                                           Rosemont, Illinois 60018
                                                                                           Attn: Mark Saturno
-------------- ---------------------  -----------  ------ ---------- ----------- --------- ----------------------------------------
K2 Inc.        608 Tallahatta Springs Thomasville  AL     36784      Clarke      Owned     Bank One, NA, as successor
               Road                                                                        Collateral Agent to Bank of America, N.A.
-------------- ---------------------  -----------  ------ ---------- ----------- --------- ----------------------------------------
K2 Inc.        311 Claiborne St.      Camden       AL     36726      Wilcox      Owned     Bank One, NA, as successor
                                                                                           Collateral Agent to Bank of America, N.A.
-------------- ---------------------  -----------  ------ ---------- ----------- --------- ----------------------------------------

SCHEDULE 3.3 TO PLEDGE AND SECURITY AGREEMENT - Page 1

         B.     Third Parties in Possession:

                None.

II.      Real Property Descriptions

         See attached for Clarke County and Wilcox County descriptions.

III.     Title Equipment, Vessels and Aircraft

         None.

SCHEDULE 3.3 TO PLEDGE AND SECURITY AGREEMENT - Page 2

                                  SCHEDULE 3.5
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                   Pledged Chattel Paper and Letters of Credit

I.       Chattel Paper

         None.

II.      Letters of Credit

         None.

SCHEDULE 3.5 TO PLEDGE AND SECURITY AGREEMENT - Page 1

                                  SCHEDULE 3.13
                                       TO
                          PLEDGE AND SECURITY AGREEMENT

                Pledged Securities and Other Investment Property

Instruments

None.

SCHEDULE 3.13 TO PLEDGE AND SECURITY AGREEMENT - Page 1